Exhibit 99.2
HARNESSING THE POWER OF ENGINEERED MACROPHAGES Michael Klichinsky, PharmD PhD Co-Founder & Chief Scientific Officer CAR-TCR September 2023

2 Cautionary Note Regarding Forward-Looking Statements Regarding Carisma Statements in this press release about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to Carisma’s business, strategy, future operations, cash runway, the advancement of Carisma’s product candidates and product pipeline, and clinical development of Carisma’s product candidates, including expectations regarding timing of initiation and results of clinical trials. The words ““anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “goals,” “intend,” “may,” “might,” “outlook,” “plan,” “project,” “potential,” “predict,” “target,” “possible,” “will,” “would,” “could,” “should,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, (i) Carisma’s ability to obtain, maintain and protect its intellectual property rights related to its product candidates; (ii) Carisma’s ability to advance the development of its product candidates under the timelines it anticipates in planned and future clinical trials; (iii) Carisma’s ability to replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; (iv) Carisma’s ability to realize the anticipated benefits of its research and development programs, strategic partnerships, research and licensing programs and academic and other collaborations; (v) regulatory requirements or developments and Carisma’s ability to obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; (vi) changes to clinical trial designs and regulatory pathways; (vii) risks associated with Carisma’s ability to manage expenses; (viii) changes in capital resource requirements; (ix) risks related to the inability of Carisma to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; and (x) legislative, regulatory, political and economic developments. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Carisma’s actual results to differ from those contained in the forward-looking statements, see the "Risk Factors" set forth in Exhibit 99.3 to Carisma’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2023, Carisma’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on February 28, 2023, Carisma’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 filed with the Securities and Exchange Commission on August 10, 2023, as well as discussions of potential risks, uncertainties, and other important factors in Carisma’s most recent filings with the Securities and Exchange Commission. Any forward-looking statements that are made in this presentation speak as of the date of this presentation. Carisma undertakes no obligation to revise the forward-looking statements or to update them to reflect events or circumstances occurring after the date of this presentation, whether as a result of new information, future developments or otherwise, except as required by the federal securities laws. 9/1/2023

Lead Program CT-0508 Anti-HER2 CAR-M Phase I Trial

# CT-0508: HER2 Targeted CAR-Macrophage

First-in-class & first-in-human engineered macrophage



CT-0508
CAR COMPONENTS
Humanized anti-HER2 scFv (4D5)
CD8 Hinge
CD8 TM
CD3-zeta
(a potent phagocytic signal*)

## Program Overview

- HER2 2+/3+ metastatic solid tumor basket trial
- Phase I multi-center, open-label study open at 7 US sites
- Cohorts:
  - **Group 1** (Fractionated dosing): Complete – *data presented at '22 SITC*
  - **Group 2** (Bolus dosing): Enrolling – Early data included today
  - **CT-0508** + pembrolizumab: Enrolling

**Cells**: Autologous monocyte derived macrophages
**Vector**: Ad5f35
**Phenotype**: M1
**Target**: HER2
**CAR:** 1st Generation

***Study Summary***

- Pts pre-mobilized with G-CSF
- Dose: 1 to 5 x $10^9$ cells
- No pre-conditioning
- Endpoints
  - Feasibility
  - Safety
  - PK and MOA

***Cohorts***

- Single Agent Days 1 / 3 / 5 Dosing (*n*=9)
- Single Agent Day 1 Bolus Dosing (*n=up to 9*)
- CT-0508 + Pembro Combination (*n*=9)

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# CAR-M Manufacturing Process

- **Source**: autologous mobilized peripheral blood monocytes
- **Mfg time**: ~1 week
- **Vein to vein**: ~3 weeks
- **Vector**: Ad5f35
- **Process**: Automated
- **Format**: Cryopreserved
- **Successful manufacturing**:

| | |
|---|---|
| Viability mean % | 86% |
| Purity mean % | 89% |
| CAR+ mean % | 79% |
| Total cells based on label (cells) | 2.06E+09 |


G-CSF MOBILIZATION
(OUTPATIENT)
APHERESIS
DAY 0
LEUKOPAK
CD14+ MONOCYTE SELECTION
DAY 0
CD14+ MONOCYTE
MONOCYTE-TO-MACROPHAGE DIFFERENTIATION USING GM-CSF
MACROPHAGE
TRANDSDUCTION USING Ad5F35 VECTOR ENCODING A CAR TRANSGENE
CAR
CAR-MACROPHAGE
CRYOPRESERVATION
DAY 7
RE-INFUSION OF ENGINEERED CAR+ MACROPHAGES

Manufacturing Partners: NOVARTIS Miltenyi Biotec

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12 Successful CT-0508 Manufacturing: Functional M1 Polarized CAR-M Generated High viability, purity, and CAR expression Patient Derived CT-0508 Healthy Donor Derived CT-0508 P atie nt H e alth y D o n or 0 20 40 60 80 100 % Via ble P atie nt H e alth y D o n or 0 20 40 60 80 100 % Pro d u ct P urity P atie nt H e alth y D o n or 0 20 40 60 80 100 % C A R E x pre s sio n All patient CT-0508 batches show M1 polarization Monocytes CT-0508 M1 signature score 9/1/2023

13 Patient CT-0508 CAR-dependent cytokine secretion Patient CT-0508 are functional in vitro: Each batch demonstrated target killing, phagocytosis, M1 polarization, and cytokine release M SLN HER2 0 500 1000 1500 TNFα p g/ml ✱✱✱✱ M SLN HER2 0 500 1000 1500 2000 IL-6 p g/ml ✱✱✱✱ M SLN HER2 0 50 100 150 IL-1β p g/ml ✱✱ M SLN HER2 0 100 200 300 400 500 IL-18 p g/ml ✱✱✱✱ M SLN HER2 0 10000 20000 30000 40000 50000 MIP-1α (CCL3) p g/ml ✱✱✱✱ M SLN HER2 0 10000 20000 30000 40000 MIP-1β (CCL4) p g/ml ✱✱✱✱ M SLN HER2 0 10 20 30 40 GM-CSF p g/ml ✱✱✱ All CT-0508 batches kill HER2+ tumor cells 0 24 48 72 0.00 0.25 0.50 0.75 1.00 1.25 SKOV3 (ovarian cancer) N orm aliz e d to T u m or B urd e n 0 24 48 72 0.00 0.25 0.50 0.75 1.00 1.25 Time (hr) N orm aliz e d to T u m or B urd e n 0 24 48 72 0.00 0.25 0.50 0.75 1.00 1.25 AU565 (breast cancer) N orm aliz e d to T u m or B urd e n 0 24 48 72 0.00 0.25 0.50 0.75 1.00 1.25 Time (hr) N orm aliz e d to T u m or B urd e n 9/1/2023

14 CT-0508 Study 101 patient demographics (n=14) Summary of Participant and Tumor Characteristics Characteristic N = 14 Characteristic N = 14 Median age (range), years 58 (45, 81) Tumor Type, n (%) Breast Cancer Esophageal Cancer Salivary Carcinoma Cholangiocarcinoma Ovarian Cancer 8 (57.1) 2 (14.3) 2 (14.3) 1 (7.1) 1 (7.1) Gender, n (%) Male Female 4 (28.6) 10 (71.4) Race, n (%) White 14 (100) Median Number of Prior Cancer Therapies, n (range) 5 (2, 12) ECOG PS, n (%) 0 1 9 (64.3) 4 (28.6) Median Number of Prior Anti-HER2 Therapies, n (range) Subjects with Prior Anti-HER2 Therapy 2 (0, 9) 13 (92.9) HER2 Overexpression, n (%) IHC 3+ IHC 2+/FISH+ 9 (64.3) 5 (35.7) Prior Radiotherapy, n (%) Yes 9 (64.3) Microsatellite Instability (MSI)* MSS/MSI-Low MSI-High Unknown 13 (92.9) 0 (0) 1 (7.1) Tumor Mutational Burden (TMB)* Low (<10 mut/Mb) High (≥10 mut/Mb) Unknown 11 (78.6) 2 (14.3)† 1 (7.1) * MSI-high and TMB high are known biomarkers associated with improved response to immune checkpoint † 1 patient had received 11 lines of prior therapy and 1 patient has demonstrated HLA-A and HLA-C loss of Heterozygosity 9/1/2023

15 CT-0508 is Well Tolerated with No Dose Limiting Toxicities Similar safety profile between Group 1 and Group 2 9/1/2023 Majority of Adverse Events were Grade 1-2 Group 1 & Group 2 Combined • No dose limiting toxicities. • No severe CRS or ICANS. • All SAEs related to treatment were due to hospitalization for monitoring of either Grade 2 CRS or Grade 2 infusion reaction. Group 1 Group 2 Combined Patients Treated N=9 (%) N=5 (%) N=14 (%) Infusion Reaction 2 (22.2%) 1 (20.0%) 3 (21.4%) Grade 1 1 (11.1%) 0 (0.0%) 1 (7.1%) Grade 2 1 (11.1%) 1 (20.0%) 2 (14.2%) CRS (cytokine release syndrome) 6 (66.7%) 3 (60.0%) 9 (64.2%) Grade 1 4 (44.4%) 1 (20.0%) 5 (35.7%) Grade 2 2 (22.2%) 2 (40.0%) 4 (28.6%) Grade 3-4 (Severe) 0 (0.0%) 0 (0.0%) 0 (0.0%) ICANS 0 (0.0%) 0 (0.0%) 0 (0.0%) SAEs Related To Treatment 2 (22.2%) 3 (60.0%) 5 (35.7%) # of events Similar safety profile between Group 1 and Group 2

16 Transient Elevations of Pro-Inflammatory Cytokines Day 1 Day 3 Day 5 Day 7 Concentration (pg/mL) Day 1 Day 3 Day 5 Day 7 Day 1 Day 3 Day 5 Day 7 9/1/2023

17 CT-0508 rapidly extravasates from peripheral blood and were detected in the tumor of 8/9 patients CT-0508 detection in the TME: CT-0508 was detected in the TME of 8/9 pts. CT-0508 peripheral blood pharmacokinetics: Rapid egress out of peripheral blood following each dose. ND Infusion Infusion Infusion Infusion ND CT-0508 Transgene (copy number/µg of DNA) 9/1/2023

18 Best Overall Response of Stable Disease Change in Target Lesion From Baseline (%) Evaluated Participants N = 14* Best Overall Response (RECIST 1.1) Stable Disease: 4 (28.6%) Change in Target Lesion From Baseline (%) Best Overall Response Change in Tumor Burden Over Time Best Overall Change in Tumor Burden 9/1/2023

19 HER2 expression (3+) correlated with Best Overall Response* Correlation between HER2 status and Best Overall Response * Per RECIST 1.1 Trend toward decrease in HER2+ tumor cells in pts with SD Evaluated Participants N = 14* HER2 2+ SD: 0/5 (0.00%) HER2 3+ SD: 4/9 (44.4%) Screening Day 8 Week 4 HER2 mRNA Expression (Log2) Best Overall Response n=5 PD n=4 SD n=5 PD HER2 2+ HER2 3+ SD: n=4 PD: n=5 PD: n=5 9/1/2023 RNA Seq

TME remodeling correlated with Best Overall Response* Immune Cell Recruitment Related Genes Tumor Inflamed Signature Related Genes** Antigen Presentation Machinery Related Genes Best Overall Response * Per RECIST 1.1 ** 18 gene Tumor Inflammation Signature developed by Nanostring T cell activation Related Genes 9/1/2023 20

21 TME remodeling correlated with Best Overall Response* Best Overall Response * Per RECIST 1.1 **Calculated using gene set variation analysis (GSVA) using the gene sets presented on the previous slide 9/1/2023 T cell activation Immune cell Recruitment Tumor inflamed signature Antigen presentation machinery 0 1 -1 Score change (screening to week 4)**

22 T cell expansion in the blood & TME correlated with Best Overall Response* Expansion of T cell clones in blood correlates w/ BOR * Per RECIST 1.1 # of clones Best overall response # of clones Expanding clones Emergent clones Accumulation of peripherally expanded clones in the TME Sum frequency Sum frequency Expanding clones Emergent clones Blood TME 9/1/2023

23 CT-0508 increased T cell clonality in TME and activated dominant clones suggesting epitope spreading Expanding clonotype: T Lymphocytes Repertoire clonality Blood Repertoire clonality TME CT-0508 increased T cell clonality Best Overall Response

Naïve-like Central Memory TEMRA Effector Memory Exhausted Proliferating 24 CT-0508 increased the frequency of central memory, effector memory, and exhausted CD8 T cells in the TME 0 Naïve-like Central Memory Effector Memory TEMRA Exhausted Proliferating Screening Week 4 Screening Week 4 Screening Week 4 Screening Week 4 Screening Week 4 Screening Week 4 9/1/2023 0

25 Early trends suggest improved baseline T cell fitness* correlates with Best Overall Response SD PD 0 2 4 6 CD4/CD8 in Aph C D 4 / C D 8 r a tio o f A p h e r e sis ( F r o m CIT E - S e q ) SD PD 0 20 40 60 CD8+CD27+CD45RO- of CD8 in Aph % C D 2 7 + C D 4 5 R O - o f C D 8 T c ells (F r o m CIT E - S e q) CD4/ CD8 ratio Frequency of CD8 Tscm Higher CD4/CD8 ratio and % of CD8 Tscm associated with improved T cell fitness * Based on peripheral blood T cell CD4/CD8 ratio and frequency of CD8+ T stem central memory in apheresis material 9/1/2023

# CT-0508 Study 101 Interim Data Supports CAR-M Hypothesis and Combination with Pembrolizumab

## FEASIBILITY

- CT-0508 was successfully manufactured from autologous mobilized monocytes
- Patient product demonstrated high CAR expression, purity, viability, M1 polarization and confirmed functionality
- No lymphodepletion

## PRELIMINARY CLINICAL PROFILE

- No dose limiting toxicities
- No severe CRS, no ICANS, and no major organ system toxicity observed
- Best overall response of SD
- SD in HER2 3+ population 44.4% (n=4/9); SD in HER2 2+ population 0% (n=0/5)
- Group 2 enrolling

## MECHANISM OF ACTION

- CT-0508 tumor infiltration detected
- TME remodeling correlates with clinical outcome
- T cell expansion and fitness correlates with clinical outcome
- Exhausted T cells increase on treatment

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